Emles Funds

Emles @Home ETF (ticker: LIV) Emles Federal Contractors ETF (ticker: FEDX) Emles Made in America ETF (ticker: AMER)	Emles Alpha Opportunities ETF (ticker: EOPS) Emles Luxury Goods ETF (ticker: LUXE) Emles Real Estate Credit ETF (ticker: REC)

Supplement dated September 16, 2022 to the

Summary Prospectus, Prospectus, and Statement of Additional Information dated October 28, 2021

The Board of Trustees of the Emles Trust (the “Board”) authorized an orderly liquidation of the Emles @Home ETF, Emles Alpha Opportunities ETF, Emles Federal Contractors ETF, Emles Luxury Goods ETF, Emles Made in America ETF, and Emles Real Estate Credit ETF (each a “Fund,” together the “Funds”), each a series of the Emles Trust. The Board determined that closing and liquidating the Funds was in the best interests of each Fund and its respective shareholders.

The Funds’ investment adviser informed the Board of its view that the Funds could not continue to conduct their business and operations in an economically efficient manner over the long term due to their inability to attract sufficient investment assets to maintain a competitive operating structure, thereby hindering its ability to operate efficiently, and recommended each Fund’s closure and liquidation to the Board.

Shares of each Fund will stop trading on the Cboe BZX Exchange and will no longer be open to purchase by investors at the close of regular trading on the October 19, 2022 (the “Closing Date”). Shareholders may sell their holdings in the Funds prior to the Closing Date, and those transactions may be subject to customary brokerage charges. Between the Closing Date and October 26, 2022 (the “Liquidation Date”), shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance there will be a market for the Funds during that time period. Between the Closing Date and the Liquidation Date, each Fund will be in the process of closing down and liquidating its portfolio. This process will result in each Fund increasing its cash holdings, which may not be consistent with the Fund’s investment objective and strategies. October 19, 2022 is expected to be the last date that Authorized Participants may create and redeem units in the Funds.

On or about the Liquidation Date, each Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged their shares. Any remaining shareholders of a Fund as of the Closing Date will receive the net proceeds from the liquidation of the assets, less all liabilities and all expenses incurred in connection with the dissolution of the Fund, on a pro-rata basis, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. Once the distributions are complete, each Fund will terminate.

For more information about the liquidation and termination process, please contact Emles Advisors LLC at 833-673-2661 or 332-213-5641.

This Supplement, the Summary Prospectus, the Statutory Prospectus and the SAI provide relevant information for all shareholders and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents can be obtained without charge by calling toll-free 1-833-673-2661 or 332-213-5641 or by sending an e-mail request to emles.com.